Exhibit 99.1

TruGolf Holdings, Inc.	Polymath Research Inc.

JOINT NEWS RELEASE

TruGolf to Acquire Polymath Research Inc., Bringing Tokenization Innovator to the Public Markets on Nasdaq

Polymath to become one of the first Layer-1 Blockchain companies in the public markets on the NASDAQ Stock Exchange via a business combination with TruGolf Holdings, Inc., making institutional-grade tokenization accessible to the financial industry at scale.

Salt Lake City, Utah, and Toronto, Canada, August 18, 2026 – TruGolf Holdings, Inc. (“TruGolf” or the “Company”) (NASDAQ: TRUG) and Polymath Research Inc. (“Polymath”), a privately-held Canadian technology company focused on the issuance, compliance and lifecycle management of regulated digital securities and other tokenized financial instruments, today jointly announced that they have entered into an acquisition agreement dated August 17, 2026, pursuant to which TruGolf will acquire Polymath in exchange for shares of TruGolf Class A common stock and non-voting Series C preferred stock (the “Transaction”). The Transaction will bring one of the first regulated, purpose-built blockchains for tokenized securities to the public markets, positioning the combined company at the center of a fundamental shift in how the world’s financial assets are issued, traded, and owned.

Tokenization, representing real-world assets such as securities, funds, and private investments as digital tokens on a blockchain, is widely regarded as one of the most significant shifts underway in global capital markets, with the potential to make traditionally illiquid assets faster to issue, cheaper to administer, and tradable around the clock. Polymath sits at the forefront of that shift as the creator of Polymesh, an institutional-grade, purpose-built Layer-1 blockchain designed specifically for regulated assets. Unlike general-purpose blockchains, Polymesh builds compliance, identity verification, and governance requirements directly into the base layer of the chain, enabling banks, asset managers, and other regulated institutions to issue and manage tokenized securities within existing legal frameworks. Following its acquisition of Polymesh Labs earlier this year, Polymath unified the blockchain and its tokenization platform under one roof, giving institutions a single, end-to-end path to issue and manage regulated assets on-chain. Polymath had revenues of $4.2 million in 2025 and assets totaling $21 million.

Through the combination, Polymath will join the public markets as part of TruGolf, which will remain listed on Nasdaq. Polymath’s shareholders will become stockholders of the combined company, receiving a mix of TruGolf Class A common stock and non-voting Series C preferred stock as consideration.

Additionally, in connection with the Transaction, TruGolf will raise aggregate gross proceeds of $3.0 million (in stated value) from existing holders of TruGolf’s Series A preferred stock concurrently with the closing.

Brenner Adams, TruGolf’s Chairman of the Board, said, “This acquisition marks an exciting new chapter of growth for TruGolf. Our Company will now have exposure to one of the fastest-growing areas of financial infrastructure while the golf simulation business continues to operate with full focus and continuity. We believe tokenization is where capital markets are headed, and Polymath has spent nearly a decade building the compliant infrastructure institutions need to get there. Bringing that platform into a public company gives it the credibility and access to capital to accelerate institutional adoption and positions our shareholders to benefit as that market matures. Combining two growing, distinct businesses should accelerate TruGolf’s path to profitability. We believe this path will provide the best opportunity for our stakeholders to receive the appropriate valuation in the marketplace for our company.”

Natalie Hirsch, Chief Financial Officer of Polymath, who will serve as Chief Financial Officer and Chief Operating Officer of the combined company following closing, added:

“This transaction marks a pivotal moment for Polymath and the broader tokenization industry as a whole. Becoming part of a NASDAQ-listed company will give us the transparency, credibility, and access to capital that institutional partners have come to expect. We built Polymath to make regulated digital securities practical at scale, and this milestone validates years of disciplined work by our team. As we bring our purpose-built infrastructure to the public markets, we look forward to supporting institutional adoption of tokenized real-world assets.”

Natalie Hirsch is a finance and operations leader with more than 15 years of experience across public and private companies in fintech, enterprise software, and e-commerce. As CFO of Polymath for the past two years, Hirsch drives strategic planning, financial modeling, and scaling operations to fuel growth in the tokenization space. Previously, Hirsch served as Interim CEO and COO of AnalytixInsight Inc. (TSXV), overseeing global operations and serving on the board of its Italian fintech subsidiary. Before that, she spent more than four years at Coinsquare as Vice President of Operations, where she played a key role in establishing and scaling one of Canada’s first regulated investment dealers and alternative trading systems (ATS) for digital assets, helping bridge the gap between traditional capital markets and emerging blockchain infrastructure. A CPA, CA and PMP, Hirsch holds an MBA with honors from Tel Aviv University’s Recanati School of Business and a Master’s in Management & Professional Accounting from the Rotman School of Management at the University of Toronto.

As consideration for the Transaction, the shareholders of Polymath (will receive such number of shares of Class A common stock of TruGolf equal to approximately 19.9% of the total outstanding TruGolf Class A common shares immediately prior to closing, together with shares of non-voting Series C preferred stock, the number of which will be determined based on the balance of the total purchase price payable, less the TruGolf Class A common shares issued at closing, divided by the number of issued and outstanding shares of Polymath immediately before the closing.

Closing Conditions and Further Information

The Transaction has been unanimously approved by the boards of directors of both TruGolf and Polymath and is expected to close in the third quarter of 2026, subject to customary closing conditions, including TruGolf maintaining a minimum market value of listed securities of at least $10.0 million for a period of at least ten consecutive trading days, receipt of all requisite regulatory and third-party consents, waivers, and approvals for the closing, as applicable. There can be no assurance that the Transaction will be completed as proposed or at all.

Further details of the Transaction can be found in the Company’s Form 8-K filed on Edgar on August 18, 2026.

This news release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein in the United States. The securities described herein have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws and may not be offered or sold in the United States or to the account or benefit of a U.S. person absent an exemption from the registration requirements of the 1933 Act.

Contact Information:

TruGolf Holdings, Inc. 60 North 1400 West Centerville, Utah 84014 917-886-9071 Email: mbacal@darrowir.com	Polymath Research Inc. 100 King Street West, Suite 5700, Toronto, Ontario, Canada, M5X 1C7 Email: ir@polymath.network

About the Company

Since 1983, TruGolf has been passionate about driving the golf industry forward with innovative indoor golf solutions. TruGolf builds products that capture the spirit of golf. TruGolf’s mission is to help grow the game by making it more available, approachable, and affordable through technology, because TruGolf believes that golf is for everyone. TruGolf’s team has built award-winning video games, innovative hardware solutions, and an all-new e-sports platform to connect golfers around the world with E6 CONNECT. Since TruGolf’s beginning, TruGolf has continued to attempt to define and redefine what is possible with golf technology.

About Polymath

Polymath is a privately-held Canadian technology company that develops enterprise-grade capital markets infrastructure for the issuance, compliance, and lifecycle management of regulated digital securities and other tokenized financial instruments for private and institutional markets.

Polymath enables issuers, investors, and market participants to create and manage tokenized representations of real-world assets within compliant frameworks, supporting investor onboarding, regulatory controls, and post-issuance administration across private and institutional markets.

With a strong history of building blockchain-based capital markets infrastructure, Polymath’s technology is designed to support scalable, compliant deployment of tokenized securities across a variety of asset classes, including real-world assets, private equity, and structured financial products.

Polymath’s solutions are purpose-built for institutional adoption and evolving regulatory environments.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, including Section 27A of the 1933 Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, as well as forward-looking information within the meaning of applicable securities laws. Forward-looking statements are statements that are not historical facts and include statements regarding beliefs, plans, expectations, intentions, estimates, projections, or assumptions regarding future events or performance.

Forward-looking statements in this press release include, but are not limited to, statements regarding: the completion of the Transaction; the structure and timing of the Transaction and the financing, including the amalgamation; the issuance and conversion of the TruGolf Common Shares and Series C Preferred Shares; the completion, size, and use of proceeds of the financing; anticipated timing of any changes to management roles; anticipated changes to the Board and management of TruGolf; and the satisfaction of closing conditions, regulatory approvals, and other approvals required to consummate the Transaction.

Forward-looking statements are generally identified by words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “estimates,” “may,” “will,” “would,” “could,” “should,” and similar expressions or the negative thereof. These statements are based on current expectations, assumptions, and estimates of management as of the date of this press release and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or developments to differ materially from those expressed or implied by such forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: the failure to complete the Transaction or the financing on the terms described or at all; the inability to satisfy closing conditions or obtain required regulatory, exchange, or shareholder approvals; changes in market conditions; risks related to the issuance, conversion, and dilution effects of equity securities; risks related to digital assets and token-related initiatives; execution risks associated with integrating Polymath’s business following the closing; changes in applicable laws or regulations; competitive pressures; general economic and business conditions; and other risks and uncertainties described from time to time in TruGolf’s filings with the Securities and Exchange Commission.

Although management believes that the assumptions and expectations reflected in the forward-looking statements are reasonable as of the date hereof, no assurance can be given that such expectations will prove to be correct. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and TruGolf undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

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